United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 March 24, 2006
                                 --------------


                                   FNB BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                  000-49693                          92-2115369
          ------------------------               ------------------
          (Commission File Number)                 (IRS Employer
                                                 Identification No.)


           975 El Camino Real, South San Francisco, California   94080
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 24, 2006, the Board of Directors of the registrant (FNB Bancorp) appointed Michael Pacelli to serve as a Director of FNB Bancorp and its subsidiary, First National Bank of Northern California, with effect as of April 1, 2006. Mr. Pacelli will fill the board vacancies created by the retirement of Daniel J. Modena which occurred on December 31, 2005.

         A copy of the News Release issued by the registrant on March 24, 2006, is attached to this report as Exhibit 99.34 and is incorporated here by reference.


Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits

                  99.34 News Release dated March 24, 2006, announcing the appointment of Michael Pacelli to the Board of Directors.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FNB BANCORP (Registrant)


Dated:  March 24, 2006.                By: /s/ JAMES B. RAMSEY
                                           -------------------------------------
                                           James B. Ramsey
                                           Senior Vice President and
                                           Chief Financial Officer

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